Form 8-K - Larclay Transaction.DOC
                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



  Date of Report (Date of earliest event reported): May 4, 2006

   Southwest Royalties Institutional Income Fund VIII-B, L.P.
     (Exact name of registrant as specified in its charter)


      Delaware              0-16494              75-2220418
  (State or other         (Commission          (IRS Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


                    6 Desta Drive, Suite 6500
                   Midland, Texas  79705-5510
   (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code:
                         (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))




Item 3.03  Material Modification to Rights of Security Holders

On May 4, 2006, Southwest Royalties Institutional Income Fund VIII-B, L.P. (the "Partnership") entered into an agreement (the "Agreement") with Southwest Royalties, Inc. (the "Company"), the Managing General Partner of the Partnership, to provide that the holders of a majority in interest of limited partnership interests or units in the Partnership, other than the Company and its affiliates (the "Unaffiliated Holders"), could vote to remove the Company as general partner of the Partnership. The Agreement generally requires the Company to abstain from voting any limited partnership interests now owned or hereafter acquired by the Company on the removal of the Company as general partner of the Partnership. However, if the Unaffiliated Holders voting for or in favor of the removal of the Company as general partner do not constitute a majority in interest of the limited partners and would constitute a majority in interest of the limited partners if the limited partnership interests held by the Company were not included in calculating a majority interest, the agreement provides that the Company shall vote its interests for or in favor of the removal of the Company as general partner.

By entering into this Agreement, the Company and the Partnership intend to grant the Unaffiliated Holders the right to vote to remove the Company as general partner of the Partnership without the necessity of the concurrence of the Company.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

   4.1        Agreement dated May 4, 2006 between Southwest
              Royalties, Inc. and Southwest Royalties
              Institutional Income Fund VIII-B, L.P.
                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Southwest Royalties Institutional Income
Fund VIII-B, L.P.


May 8, 2006                   By:    /s/  L. Paul Latham
                           L Paul Latham
                           President and Chief Executive Officer
of
                           Southwest Royalties, Inc., General
Partner of
                           Southwest Royalties Institutional
Income
                           Fund VIII-B, L.P.


May 8, 2006                   By:   /s/ Mel G. Riggs
                           Mel G. Riggs
                           Vice President and Chief Financial
Officer of
                           Southwest Royalties, Inc., General
Partner of
                           Southwest Royalties Institutional
Income
                           Fund VIII-B, L.P.